Exhibit 10.1

SECOND AMENDMENT
TO
REVOLVING CREDIT AGREEMENT

Second Amendment dated as of July 25, 2003 to Revolving Credit Agreement (the “Second Amendment”), by and among WATTS REGULATOR CO., a Massachusetts corporation (the “Domestic Borrower”), WATTS INDUSTRIES EUROPE B.V., a private company with limited liability organized under the laws of The Netherlands (the “Foreign Borrower”, and together with the Domestic Borrower, the “Borrowers” and each individually, a “Borrower”), and FLEET NATIONAL BANK and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the “Lenders”), amending certain provisions of the Revolving Credit Agreement dated as of February 28, 2002 (as amended and in effect from time to time, the “Credit Agreement”) by and among the WATTS INDUSTRIES, INC., a Delaware corporation (the “Parent”), the Borrowers, the Lenders, and FLEET NATIONAL BANK in its capacity as administrative agent for the Lenders (the “Administrative Agent”).  Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Borrowers and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.          Amendment to §2 of the Credit Agreement.  Section 2 of the Credit Agreement is hereby amended as follows:

(a)           Section 2.1 of the Credit Agreement is hereby amended by deleting the words “provided, further, that the aggregate outstanding amount of the Revolving Credit Loans borrowed by the Foreign Borrower shall not at any time exceed $50,000,000” which appear in the first sentence of §2.1 and substituting in place thereof the words “provided, further, that the aggregate outstanding amount of the Revolving Credit Loans borrowed by the Foreign Borrower shall not at any time exceed $75,000,000”;

(b)           Section 2.10.1 of the Credit Agreement is hereby amended by deleting the words “provided, further, the aggregate amount of outstanding Revolving Credit Loans denominated in Euros shall not exceed $50,000,000 at any time” which appear in the first sentence of §2.10.1 and substituting in place thereof the words “ provided, further, the aggregate amount of outstanding Revolving Credit Loans denominated in Euros shall not exceed $75,000,000 at any time”; and

(c)           Section 2.10.3 of the Credit Agreement is hereby amended by deleting the words “If at any time prior to the Revolving Credit Loan Maturity Date, the Dollar Equivalent of the aggregate principal amount outstanding of all Revolving Credit Loans denominated in Euros shall exceed $50,000,000 at any time by more than five percent (5%) as a result of fluctuations in respective conversion rates, the Borrowers shall jointly and severally pay or cause to be paid immediately, upon demand made by the Administrative Agent, such amounts as are sufficient to eliminate such excess and to reduce the aggregate principal amount outstanding of such Revolving Credit Loans denominated in Euros to the Dollar Equivalent of $50,000,000” which appear in the first sentence of §2.10.3 and substituting in place thereof the words “If at any time prior to the Revolving Credit Loan Maturity Date, the Dollar Equivalent of the aggregate principal amount outstanding of all Revolving Credit Loans denominated in Euros shall exceed $75,000,000 at any time by more than five percent (5%) as a result of fluctuations in respective conversion rates, the Borrowers shall jointly and severally pay or cause to be paid immediately, upon demand made by the Administrative Agent, such amounts as are sufficient to eliminate such excess and to reduce the aggregate principal amount outstanding of such Revolving Credit Loans denominated in Euros to the Dollar Equivalent of $75,000,000”.

§2.          Conditions to Effectiveness.  This Second Amendment shall not become effective until the Administrative Agent receives a counterpart of this Second Amendment, executed by the Borrowers, the Required Lenders and the Guarantors.

§3.          Representations and Warranties.  Each Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in §6 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each Borrower hereby represents and warrants that the execution and delivery by such Borrower of this Second Amendment and the performance by such Borrower of all of its agreements and obligations under the Credit Agreement  as amended hereby are within the authority of such Borrower and have been duly authorized by all necessary action on the part of such Borrower.

§4.          Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement , the other Loan Documents (which, for the avoidance of doubt, shall included the Guaranties)  and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Second Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

§5.          No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Administrative Agent or the Lenders consequent thereon.

§6.          Counterparts.  This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§7.          Governing Law.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

WATTS REGULATOR CO.

By:	/s/ William C. McCartney
Name: William C. McCartney
Title: Vice President of Finance

WATTS INDUSTRIES EUROPE B.V.

By:	/s/ Johan van Kouterik
Name: Johan van Kouterik
Title: Finance Director

FLEET NATIONAL BANK

By:	/s/ Christopher J. Wickles
Name: Christopher J. Wickles
Title: Director

BANK OF AMERICA, N.A.

By:	/s/ Jonathan M. Phillips
Name: Jonathan M. Phillips
Title: Vice President

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Stephanie Epkins
Name: Stephanie Epkins
Title: Vice President

MELLON BANK, N.A.

By:	/s/ Nancy E. Gale
Name: Nancy E. Gale
Title: Vice President

WACHOVIA BANK, NA successor to FIRST UNION NATIONAL BANK

By:	/s/ Sarah T. Warren
Name: Sarah T. Warren
Title: Vice President

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ John D. Rogers
Name: John D. Rogers
Title: Senior Vice President

JPMORGAN CHASE BANK

By:	/s/ A. Neil Sweeny
Name: A. Neil Sweeny
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Thomas J. Purcell
Name: Thomas J. Purcell
Title: Senior Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (the “Guarantors”) hereby acknowledges and consents to the foregoing Second Amendment as of July 25, 2003, and agrees that each of (a) the Guaranty dated as of February 28, 2002 from the Parent and each Domestic Subsidiary; (b) the Guaranty dated as of February 28, 2002 from Watts Ocean B.V.; (c) the Guaranty dated as of February 28, 2002 from Watts Cazzaniga Spa; (d) the Guaranty dated as of April 22, 2002 from Watts Intermes Srl and (e) the Guaranty dated as of June 30, 2002 from Hunter Innovations, Inc. remains in full force and effect, and each such Guarantor confirms and ratifies all of its obligations thereunder.

WATTS INDUSTRIES, INC.

By:	/s/ William C. McCartney
Title:

WATTS PREMIER, INC.

By:	/s/ William C. McCartney
Title:

WATTS SPACEMAKER, INC.

By:	/s/ William C. McCartney
Title:

WATTS RADIANT, INC.

By:	/s/ William C. McCartney
Title:

ANDERSON-BARROWS METALS CORPORATION

By:	/s/ William C. McCartney
Title:

WATTS DRAINAGE PRODUCTS, INC.

By:	/s/ William C. McCartney
Title:

WEBSTER VALVE, INC.

By:	/s/ William C. McCartney
Title:

WATTS DISTRIBUTION COMPANY, INC.

By:	/s/ William C. McCartney
Title:

JAMECO INDUSTRIES, INC.

By:	/s/ William C. McCartney
Title:

WATTS INVESTMENT COMPANY

By:	N/A
Title:

WATTS OCEAN B.V.

By:	/s/ Johan van Kouterik
Title: Director

WATTS CAZZANIGA SPA

By:	/s/ Johan van Kouterik
Title: Director

WATTS INTERMES SRL

By:	/s/ Johan van Kouterik
Title: Director

HUNTER INNOVATIONS, INC.

By:	/s/ William C. McCartney
Title: